UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2007 (May 10, 2007)

TNR Technical, Inc.
(Exact name of registrant as specified in its charter)

New York	0-13011	11-2565202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Central Park Drive, Sanford, FL	32771
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (407) 321-3011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-reliance on previously issued financial statements or a related audit report or completed interim review.

On May 10, 2007, TNR Technical, Inc. determined to restate its previously filed unaudited financial statements included in the Company’s previously filed Form 10-QSB for the quarter ended December 31, 2006. Such financial statements are being restated to correct an internal accounting error related to the tax effect of stock options exercised in December 2006. Because of the accounting error, the Company’s current income tax expense was understated, and net income was overstated for the three and six months ended December 31, 2006 by $428,000, resulting in a decrease in the Company’s net income for the three months ended December 31, 2006 from $574,814 to $146,814, or $0.52 and $0.51 per basic and diluted share, respectively, and a decrease in net income for the six months ended December 31, 2006 from $849,437 to $421,437, or $1.54 and $1.53 per basic and diluted share, respectively, as well as an increase in additional paid-in capital of $428,000 for the period ending December 31, 2006. The impact on the quarterly unaudited financial statements included in the Company’s previously filed Form 10-QSB for the three and six months ended December 31, 2006 is summarized below:

	Three months ended December 31, 2006	Six months ended December 31, 2006
Net Income, as previously reported	$574,814	$849,437
Correction to current tax provision	(428,000)	(428,000)
Net Income, as restated	$146,814	$421,437
Basic earnings per share, as previously reported	$2.03	$3.11
Basic earnings per share, as restated	$0.52	$1.54
Diluted earnings per share, as previously reported	$2.01	$3.08
Diluted earnings per share, as restated	$0.51	$1.53

Additional paid in capital, as previously reported		$2,981,701
Additional paid in capital, as restated		$3,409,701
Retained earnings, as previously reported		$4,812,819
Retained earnings, as restated		$4,384,819

The restatement has no net impact on the Company’s cash flow or on total stockholders’ equity.

The accounting error described above has been recorded by the Company. The Company will include the restated results for the quarterly period ended December 31, 2006 in an Amendment on Form 10-QSB/A to the Company’s previously filed Form 10-QSB for the same period. Because of the accounting error described above, the unaudited financial statements included in the Company’s previously filed Form 10-QSB for the quarter ended December 31, 2006 should no longer be relied upon.

Officers of the Company authorized to make the Restatement discussed the matters disclosed in the filing with Cross, Fernandez & Riley LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNR TECHNICAL, INC.

Date: May 14, 2007	By:	/s/ Wayne Thaw
Wayne Thaw, Chief Executive Officer